3: Growth & Income Portfolio

Case Label #35702

First Funds

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Cash Reserve Portfolio

SUPPLEMENT DATED June 14, 2002
TO THE PROSPECTUS

DATED OCTOBER 29, 2001

The following information supplements and should be read in conjunction with the information provided in the Portfolios' prospectus dated October 29, 2001.

Effective July 1, 2002, First Tennessee Bank National Association ("First Tennessee") will waive Portfolio-level expenses to the extent necessary for Class I of the Municipal Money Market and Cash Reserve Portfolios to maintain a total expense ratio of no more than .30% of its average net assets.

Municipal Money Market Portfolio

The table entitled "Annual Portfolio Operating Expenses" and the footnotes thereto on page 9 of the prospectus shall be deleted in their entirety and replaced with the following table and footnotes:

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio Assets)	Class I	Class II	Class III
Management fees*	.13%	.13%	.13%
Distribution (12b-1) fees	.00%	.00%	.45%**
Other expenses	.19%	.46%***	.21%
Total Portfolio operating expenses	.32%	.59%	.79%
Fee waivers*	(.02)%	(.02)%	(.02)%
Net Portfolio operating expenses	.30%	.57%	.77%

*First Tennessee Bank, as Co-Investment Adviser and Co-Administrator, has contractually agreed to waive Portfolio-level expenses to the extent necessary for Class I to maintain a total expense ratio of no more than 0.30% of its average net assets. Because this waiver is on Portfolio-level expenses, it reduces the expenses for all classes of the Municipal Money Market Portfolio.

**The trustees have agreed to limit the 12b-1 fee applicable to Class III shares to 0.25%.

***Because Class II is not currently operational, this amount is estimated.

Cash Reserve Portfolio

The table entitled "Annual Portfolio Operating Expenses" and the footnotes thereto on page 12 of the prospectus shall be deleted in their entirety and replaced with the following table and footnotes:

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio Assets)	Class I	Class II	Class III
Management fees*	.13%	.13%	.13%
Distribution (12b-1) fees	.00%	.00%	.45%**
Other expenses	.18%	.43%***	.18%
Total Portfolio operating expenses	.31%	.56%	.76%
Fee waivers*	(.01)%	(.01)%	(.01)%
Net Portfolio operating expenses	.30%	.55%	.75%

*First Tennessee Bank, as Co-Investment Adviser and Co-Administrator, has contractually agreed to waive Portfolio-level expenses to the extent necessary for Class I to maintain a total expense ratio of no more than 0.30% of its average net assets. Because this waiver is on Portfolio-level expenses, it reduces the expenses for all classes of the Cash Reserve Portfolio.

**The trustees have agreed to limit the 12b-1 fee applicable to Class III shares to 0.25%.

***Because Class II is not currently operational, this amount is estimated.